UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Preliminary Proxy Statement
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Definitive Proxy Statement
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Soliciting Material Pursuant to §240.14a-12

ULTRAGENYX PHARMACEUTICAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ULTRAGENYX PHARMACEUTICAL INC. 60 LEVERONI COURT NOVATO, CA 94949 Your Vote Counts! ULTRAGENYX PHARMACEUTICAL INC. 2025 Annual Meeting Vote by May 14, 2025 11:59 PM ET V66148-P28016 You invested in ULTRAGENYX PHARMACEUTICAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 15, 2025 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/RARE2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Nominees: 1a. Matthew K. Fust For 1b. Amrit Ray, M.D. For 2. Approval of the Second Amended and Restated 2023 Incentive Plan. For 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 4. Advisory (non-binding) vote to approve the compensation of our named executive officers. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V66149-P28016